Exhibit 99.2

CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and description of our role in the valuation process of GTJ REIT, Inc. (the “Company”) being included or incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-169557 and 333-218667) by being filed on a Current Report on Form 8-K, to be filed on the date hereof. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

March 24, 2022	/s/ Kroll, LLC
Kroll, LLC